ICC23-VUL Pruco Life Insurance Company [213 Washington Street, Newark, NJ 07102] A Prudential Company [www.prudential.com] [800-778-2255] Insured [JOHN DOE] [XX XXX XXX] Policy Number [OCT 1, 2023] Contract Date Agency [R-NK 1] Individual Flexible Premium Variable Universal Life Insurance Policy with Optional Indexed Feature. While policy values may be affected by an external index or indices, the general account of the policy does not directly participate in any stock or equity investment. Insurance payable only upon death. Cash values reflect premium payments, investment results, any interest credited to the fixed options, any persistency credit added, and charges. Non-participating. We will promptly pay the beneficiary the death benefit described under the Death Benefit Provisions of this contract if we receive due proof that the Insured died. We make this promise subject to all the provisions of this contract. The death benefit amount and duration of coverage depend on the death benefit option, the payment of premiums, the investment experience of the separate account(s), any interest credited to the fixed options, any persistency credit added, and the charges taken (See Death Benefit Provisions). The death benefit amount, the duration of the coverage and cash values that are based on the investment experience of the separate account(s) are not guaranteed and may decrease or increase in accordance with investment experience. There is no guaranteed minimum cash value. If there is ever a question about this contract, please see a Pruco Life Insurance Company representative or contact one of our offices. Right to Cancel Contract You may return this contract to us on or before the tenth day after delivery of the contract. (If the purchase of this contract is a replacement under state law, this duration will be extended to a minimum of 30 days, or longer as required by law). All you have to do is take the contract or mail it to one of our offices or to the representative who sold it to you. It will be canceled and we will return the greater of (1) the premiums you have paid, and (2) the contract fund plus any charges we have deducted. Signed for Pruco Life Insurance Company, an Arizona Corporation. Secretary President PLEASE READ YOUR POLICY CAREFULLY; it is a legal contract between you and Pruco Life Insurance Company.

ICC23-VUL Page 2 GUIDE TO CONTENTS Page Contract Data………………………………………………………………………………………………………. 3 Insured's Information; Rating Class; Basic Contract Information; Insurance Department Contact Information; Type of Death Benefit; Life Insurance on the Insured; Other Benefits (if applicable); Minimum Initial Premium; Contract Limitations; Adjustments to Premium Payments; Adjustments to the Contract Fund; Schedule of Maximum Surrender Charges; Variable Investment Options; Index Strategies; Fixed Rate Option; Fixed Holding Accounts; Initial Account Selections Tables………………………………………………………………………………………………………….……. 4 Table of No-Lapse Guarantee Values; Table of Maximum Monthly Insurance Rates Per $1,000 of Net Amount at Risk; Table of Attained Age Factors Definitions…………………………………………………………………………………………………….……. 5 The Contract……………………………………………………………………………………………………….. 5 Entire Contract; Contract Modifications; Incontestability Ownership…………………………………………………………………………………………………….……. 5 Death Benefit Provisions…………………………………………………………………………………..……. 6 Death Benefit; Additional Death Benefits; Method of Payment; Suicide Exclusion; Interest on Death Benefit Decrease In Basic Insurance Amount.………………………………………………………………………... 7 Surrender Charge on Decreases Cost of Insurance…………………………………………………………………………………………………. 8 Changing The Type of Death Benefit………………………………………………………………………….. 8 Type A to B, Type B to A Beneficiary…………………………………………………………………………………………………………. 9 Premium Payment………………………………………………………………………………………………… 9 Payment of Premiums; Net Premium Amount; Crediting the Initial Premium Payment; Allocations Contract Fund……………………………………………………………………………………………………… 10 Cash Value; Net Cash Value; Net Amount at Risk; Valuation of Variable Investment Options; Default………………………………………………………………………………………………………………. 11 Excess Contract Debt Default; Cash Value Default; Notice of Default Limited No-Lapse Guarantee…………………………………………………………………………………… 12 Persistency Credit………………………………………………………………………………………………… 12 Allocation of Persistency Credit Reinstatement……………………………………………………………………………………………………... 13 Separate Account…………………………………………………………………………………………………. 13 Variable Investment Options; Separate Account Investments

ICC23-VUL Page 2A Fixed Options………..…………………………………………………………………………………………….. 14 Transfers…………………………………………………………………………….……………………………… 14 Surrender ………………………………………………………………………………………………………….. 14 Withdrawals………………………………………………………………………………………………………... 15 Effect on Contract Fund; Effect on Basic Insurance Amount Loans…………………………………………………………………………………………………….………….. 15 Loan Value; Contract Debt; Loan Requirements; Interest Charge; Preferred Loans; Effect on Contract Fund General Provisions……………………………………………………………………………………………….. 17 Conformity with Interstate Insurance Product Regulation Commission Standards; Annual Report; Payment of Death Claim; Currency; Misstatement of Age or Sex; Assignment; Change in Plan; Elements Subject to Change; Non-Participating; Applicable Tax Law; Age 121 Basis of Computation……………………………………………………………………………………………. 19 Mortality Basis and Interest Rate; Minimum Legal Values Settlement Options……………………………………………………………………………………………….. 19 Settlement Options Tables……………………………………………………………………………………… 20 A copy of the application and any riders or endorsements can be found at the end of the contract.

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ICC23-VUL-CD Page 3 [XXXX XXX] Insured’s Information [JOHN DOE] [Male], Issue Age [35] PROCESSING DATE: [XXX XX, XXXX] CONTRACT DATA Rating Class [Nonsmoker] Basic Contract Information Policy Number [xx xxx xxx] Contract Date [OCT 1, 2023] Premium Period During the life of the Insured up to attained age 121 Beneficiary [MARY DOE, wife] Loan Interest Rate (years 1-10) [2.00%] Preferred Loan Interest Rate (years 11 and later) [1.05%] Insurance Department Contact Information [State Insurance Department Name] [Telephone Number: XXX-XXX-XXXX] Type of Death Benefit (see Death Benefit Provisions) [Type B] Life Insurance on the Insured Basic Insurance Amount [$250,000.00] [Other Benefit(s) on the Insured (see appropriate form for details)] [Rider [ICC17 VL 100 B] - Payment of Net Premium Amount Benefit Upon Insured’s Total Disability.] [Rider [VL 110 B] - Rider For Insured’s Accidental Death Benefit. Amount [$25,000.00] ] CONTRACT DATA CONTINUED ON NEXT PAGE

ICC23-VUL-CD Page 3A [XXXX XXX] PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED [Rider [ICC18 VL 145 B6] - Rider to Provide Acceleration of Death Benefit.] [Rider [ICC18 PLI 496] - Rider For Payment of an Additional Amount Upon Surrender.] [Rider [ICC17 PLI 552] – Rider for Excess Loan Protection.] [Rider [ICC18 PLI 555] – Indexed Account Rider.] [Rider [RID-PDA 2021] – Premium Deposit Account.] [Rider [ICC20-RID-OGS] – Rider to Provide Other Goods and Services.] [Rider [ORD 87241] - Settlement Options to Provide Acceleration of Death Benefits.] [Insurance on All Other Insureds (see appropriate form for details)] [Rider [ICC16 VL 182 B] on the life of each dependent child - Level Term Insurance Benefit on Dependent Children. Amount [$25,000.00] ] [Rider [ICC16 VL 184 B] on the life of each dependent child - Level Term Insurance Benefit on Dependent Children. Amount [$25,000.00] ] Minimum Initial Premium The minimum initial premium due on the Contract Date is [$219.97]. Contract Limitations The minimum premium we will accept is [$25.00]. The minimum Basic Insurance Amount is [$250,000.00]. The minimum decrease in Basic Insurance Amount is [$5,000.00]. The minimum amount you may withdraw is [$500.00]. The maximum additional illustrative report charge is [$25]. [The Type C Limiting Amount is [ $250,000.00].] [The Type C Death Benefit Factor is [2].] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3B [xxx xxx] Adjustments to Premium Payments From each premium paid we will: subtract a premium–based administrative charge of up to 7.5% of the premium paid. subtract a charge for sales expenses at a rate of up to 6.00% of the premium paid in each contract year that is not in excess of the Premium Allocation Amount for that contract year. subtract a charge for sales expenses at a rate of up to 6.00% of the premium paid in each contract year that is in excess of the Premium Allocation Amount for that contract year. Contract Year(s) Premium Allocation Amount [1-30] [$3,886.56] [31-40] [$3,694.75] [41-65] [$3,563.50] [66] and later [$3,542.50] The remainder of the premium is the net premium amount. Adjustments to the Contract Fund On the Contract Date the contract fund is equal to the net premium amount credited on that date, minus any of the charges described below which may be due on that date. On each day after the contract date, we will adjust the contract fund by: adding any net premium amounts. adding any increase due to investment results of the variable investment options. adding guaranteed interest at an effective annual rate of 1% (0.00272616% a day) on that portion of the contract fund that is in a fixed option (see Fixed Options). adding any excess interest at an effective annual rate that Pruco Life declares on that portion of the contract fund that is in a fixed option. [adding any guaranteed interest to amounts in the Indexed Account at an effective annual and daily rate equal to the Guaranteed Minimum Index Growth Floor for the Indexed Account.] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3C [XXXX XXX] adding guaranteed interest to the portion of the contract fund that has been loaned at an effective annual rate of [1% (0.00272616% a day)]. subtracting any decrease due to investment results of the variable investment options. subtracting a charge against the variable investment options at an effective annual rate of not more than 0.45% (0.00123012% a day) for mortality and expense risks we assume. subtracting any withdrawals. subtracting an administrative charge of up to $25.00 for any withdrawals. subtracting an administrative charge of up to $25.00 for any decrease in basic insurance amount. subtracting an administrative charge of up to $25.00 for each transfer between variable investment options exceeding twelve in any contract year. subtracting any surrender charge that may result from a withdrawal, surrender, or reduction in the basic insurance amount. And on each monthly date, we will adjust the contract fund by: adding any persistency credit. A persistency credit at an effective annual rate that Pruco Life declares may be credited to policies in force at least [6] years and not in default (see Persistency Credit). subtracting a monthly charge for administrative expenses of up to: [$0.22] per $1,000 of the basic insurance amount plus $12.00. subtracting a monthly charge for the cost of insurance (see Cost of Insurance). [subtracting a monthly charge for the Payment of Net Premium Amount Benefit Upon Insured’s Total Disability (Rider [ICC17 VL 100 B] of [7.519%] of the current total disability benefit as described in the Total Disability Benefit provision of the rider (this charge is waived during periods of total disability as described in the rider).] [subtracting a maximum monthly charge for Insured’s Accidental Death Benefit (Rider [VL 110 B]) of [$1.66].] [subtracting a monthly charge for Rider to Provide Acceleration of Death Benefit (Rider [ICC18 VL 145 B6]). This charge will be waived from the time benefit payments begin.] [subtracting a maximum monthly charge for Level Term Insurance Benefit on Dependent Children (Rider [ICC16 VL 182 B]) of [$10.36] payable until [OCT 1, 2063].] [subtracting a maximum monthly charge for Level Term Insurance Benefit on Dependent Children (Rider [ICC16 VL 184 B]) of [$10.36] payable until [OCT 1, 2063].] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3D [XXXX XXX] [subtracting a single charge for Rider For Payment of an Additional Amount Upon Surrender (Rider [ICC18 PLI 496]) due on the contract date of [$105.00].] [subtracting a single charge for Rider for Excess Loan Protection (Rider [ICC17 PLI 552]) when the rider is exercised of no more than [3.5%] of the contract fund. Your request to exercise the rider must be dated on or after the later of (a) the fifteenth contract anniversary and (b) the contract anniversary on or after the Insured’s 75th birthday. The contract debt must be equal to or greater than 95% of the cash value. Please see the rider for additional details.] [And on each segment maturity date, we will adjust the contract fund by: adding any Index Interest on the Indexed Account.] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3E [XXXX XXX] Schedule of Maximum Surrender Charges For a full surrender of the contract, the maximum charge we will deduct from the contract fund is shown below. For a Surrender Occurring During Contract Year The Maximum Surrender Charge is: [1] [$3,210.00] [2] [$3,210.00] [3] [$3,210.00] [4] [$3,210.00] [5] [$3,210.00] [6] [$2,665.00] [7] [$2,117.50] [8] [$1,572.50] [9] [$1,027.50] [10] [$482.50] [11] and later [$0.00] We may also deduct a surrender charge when you decrease the basic insurance amount, change the type of death benefit, or make a withdrawal. (See Decrease in Basic Insurance Amount, Changing the Type of Death Benefit, and Withdrawals.) [Rider To Provide Acceleration Of Death Benefit Information (see Rider [ICC18 VL 145 B6] for details) [Initial Lifetime Benefit Amount:] [$250,000.00] [Monthly Benefit Percent:] [2%] [Initial Daily Benefit Limit:] [$420.00] [Daily Benefit Limit Compound Rate:] [4%] [Initial Benefit Size Discount Factor:] [1.000000] ] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3F [XXXX XXX] Variable Investment Options The Pruco Life Variable Universal Account Each variable investment option of this account invests in a specific portfolio of The Prudential Series Fund and such other funds as we may specify from time to time. We show the available variable investment options of the account below. Unless we say otherwise, the variable investment options invest in funds or fund portfolios with the same names. This account is registered with the SEC under the Investment Company Act of 1940. [The Prudential Series Fund] [PSF PGIM Government Money Market Portfolio] [PSF Global Portfolio] [PSF Mid-Cap growth Portfolio] [PSF PGIM 50/50 Balanced Portfolio] [PSF PGIM Flexible Managed Portfolio] [PSF PGIM Government Income Portfolio] [PSF PGIM High Yield Bond Portfolio] [PSF PGIM Jennison Blend Portfolio] [PSF PGIM Jennison Focused Blend Portfolio] [PSF PGIM Jennison growth Portfolio] [PSF PGIM Jennison Value Portfolio] [PSF PGIM Total Return Bond Portfolio] [PSF Small-Cap Stock Index Portfolio] [PSF Stock Index Portfolio] [Advanced Series Trust] [AST Balanced Asset Allocation Portfolio] [AST Cohen & Steers Realty Portfolio] [AST Core Fixed Income Portfolio] [AST Global Bond Portfolio] [AST International Equity Portfolio] [AST J.P. Morgan Tactical Preservation Portfolio] [AST Large-Cap Growth Portfolio] [AST Large-Cap Value Portfolio] [AST MFS Global Equity Portfolio] [AST Mid-Cap Growth Portfolio] [AST Preservation Asset Allocation Portfolio] [AST Prudential Growth Allocation Portfolio] [AST Small-Cap Growth Portfolio] [AST Small-Cap Value Portfolio] [AST T. Rowe Price Natural Resources Portfolio] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3G [XXXX XXX] [American Funds Insurance Series] [American Funds IS Growth Fund] [American Funds IS International Fund] [American Funds IS® Washington Mutual Investors Fund] [Franklin Templeton Variable Insurance Products Trust] [ClearBridge Variable Mid Cap Portfolio] [Franklin Global Real Estate VIP Fund] [Franklin Income VIP Fund] [Franklin Rising Dividends VIP Fund] [Franklin Small Cap Value VIP Fund] [Templeton Global Bond VIP Fund] [Western Asset Core Plus VIT Portfolio] [MFS Variable Insurance Trust] [MFS Total Return Series] [MFS Investors Trust] [MFS New Discovery Series] [MFS Total Return Bond Series] [MFS Utilities Series] [MFS Value Series] [T. Rowe Price Equity Series, Inc.] [T. Rowe Price Blue Chip Growth Portfolio] T. Rowe Price Equity Income Portfolio T. Rowe Price Health Sciences Portfolio T. Rowe Price Limited-Term Bond T. Rowe Price Mid-Cap Growth Portfolio [TOPS - THE OPTIMIZED PORTFOLIO SYSTEM] [TOPS Aggressive Growth ETF Portfolio] [TOPS Balanced ETF Portfolio] [TOPS Conservative ETF Portfolio] [TOPS Growth ETF Portfolio] [TOPS Moderate Growth ETF Portfolio] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3H [XXXX XXX] Fixed Options Fixed Rate Option The fixed rate option is funded by the general account of the Company. It is described in the Fixed Options provision of this contract. [Fixed Holding Account The fixed holding account is funded by the general account of the Company. It is described in the Fixed Holding Account provision of the Indexed Account Rider [ICC18 PLI 555].] [S & P 500 Indexed Account The indexed account option is funded by the general account of the Company. It is described in the Indexed Account provision of the Indexed Account Rider, [ICC18 PLI 555].] Initial Account Selections Payment Allocation instructions [Fixed Rate Option:] [50%] [PSF Global Portfolio:] [27%] [S&P 500 Indexed Account:] [23%] [Designated Transfers] [Designated Transfer Amount:] [$5,000.00] [Specified Number of Designated Transfers:] [24] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3I [XXXX XXX] [S&P 500 Indexed Account] Type: [Annual Point-to-Point ] Index: [S&P 500® (which excludes dividends) *] Transfer Date: [The 15th day of each calendar month following the contract date] Guaranteed Minimum Participation Rate: [100%] Guaranteed Minimum Index Growth Floor: [1% (0.00272616% a day)] Guaranteed Minimum Index Growth Cap: [3%] Segment Start Date: [The date money is transferred into an indexed account] Segment Duration: [One year] Segment Maturity Date: [One year from the Segment Start Date] Average Daily Segment Value: [The amount allocated to the indexed account segment on the Segment Start Date less a prorated portion of the amounts withdrawn or deducted during the Segment Duration. The prorating is based on the number of days from the withdrawal or deduction transaction's effective date to the Segment Maturity Date divided by the number of days from the Segment Start Date to the Segment Maturity Date.] Index Interest: [On each Segment Maturity Date we will determine the Index Interest as the greater of the Index Growth Rate minus the Guaranteed Minimum Index Growth Floor or zero, times the Average Daily Segment Value. The Index Growth Rate equals: (a) divided by (b), minus 1, then times (c), but not less than (d) and not greater than (e), where: (a) = the Index value on the Segment Maturity Date (b) = the Index value on the Segment Start Date (c) = the Participation Rate (d) = the Index Growth Floor (e) = the Index Growth Cap] [Index interest does not include the portion of returns generated by the underlying index that come from dividends. The elements used in calculating index interest for future indexed account segments are not guaranteed and may be changed at our discretion (subject to the guarantees stated above). Any changes may increase or decrease the index interest for future indexed account segments.] CONTRACT DATA CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] CONTRACT DATA CONTINUED ICC23-VUL-CD Page 3J [XXXX XXX] [* The S&P 500® Index (the "Index") is a product of S&P Dow Jones Indices LLC ("SPDJI"), and has been licensed for use by The Prudential Insurance Company of America for itself and affiliates including the Company. The Company's products are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, any of their respective affiliates (collectively, "S&P Dow Jones Indices"). S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Company's products or any member of the public regarding the advisability of purchasing in securities generally or the Company's products particularly or the ability of the S&P 500® Index to track general market performance. S&P Dow Jones Indices’ only relationship to the Company with respect to the S&P 500® Index is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors. The S&P 500® Index is determined, composed and calculated by S&P Dow Jones Indices LLC without regard to the Company or its products. S&P Dow Jones Indices have no obligation to take the needs of the Company or the owners of its products into consideration in determining, composing or calculating the S&P 500® Index. S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Company's products or the timing of the issuance or sale of such products or in the determination or calculation of the equation by which such products may be converted into cash, surrendered or redeemed, as the case may be. S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Company's products. There is no assurance that products based on the S&P 500® Index will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. S&P 500® index values are exclusive of dividends. S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDEX OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY THE COMPANY, OWNERS OF ITS PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEX OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND THE COMPANY, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES. "Standard & Poor's®", "S&P®", and "S&P 500®" are trademarks of Standard & Poor’s and have been licensed for use by The Prudential Insurance Company of America for itself and affiliates.] END OF CONTRACT DATA

ICC23-VUL-CD Page 4 [XXXX XXX] PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) Table of No-Lapse Guarantee Values The amounts below are not cash amounts that you can realize by surrendering the contract, nor are they death benefits payable. They are amounts used solely to determine whether the contract is protected against default on a monthly date as described under Limited No-Lapse Guarantee. These values are used to determine the no-lapse guarantee as described under Limited No-Lapse Guarantee. The values on contract anniversaries are shown below. On a date that falls between two anniversaries, the value will fall between the values for those anniversaries considering the time that has passed since the last anniversary. The No-Lapse Guarantee period is the first [40] contract years. Contract Anniversary No-Lapse Guarantee Value Contract Date [$0.00] [1st] [$1,959.42] [2nd] [$3,997.22] [3rd] [$6,116.53] [4th] [$8,320.61] [5th] [$10,612.86] [6th] [$12,996.80] [7th] [$15,476.09] [8th] [$18,054.56] [9th] [$26,899.60] [10th] [$30,517.41] [11th] [$34,279.93] [12th] [$38,192.95] [13th] [$42,262.49] [14th] [$46,494.81] [15th] [$50,896.42] [16th] [$55,474.10] [17th] [$60,234.89] [18th] [$65,186.11] [19th] [$70,335.38] [20th] [$75,690.62] TABLE(S) CONTINUED ON NEXT PAGE

ICC23-VUL-CD Page 4A [XXXX XXX] PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED Contract Anniversary No-Lapse Guarantee Value [21st] [$81,260.07] [22nd] [$87,052.30] [23rd] [$93,076.21] [24th] [$99,341.08] [25th] [$105,856.55] [26th] [$112,632.63] [27th] [$119,679.76] [28th] [$127,008.77] [29th] [$134,630.94] [30th] [$142,558.00] [31st] [$150,602.66] [32nd] [$158,969.11] [33rd] [$167,670.21] [34th] [$176,719.36] [35th] [$186,130.47] [36th] [$195,918.03] [37th] [$206,097.09] [38th] [$216,683.31] [39th] [$227,692.98] [40th] [$239,143.04] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4B [XXXX XXX] Table of Maximum Monthly Insurance Rates per $1,000 of Net Amount at Risk Contract Year Maximum Monthly Rate Contract Year Maximum Monthly Rate [1] [0.07666] [34] [0.94083] [2] [0.08833] [35] [1.04416] [3] [0.10000] [36] [1.16666] [4] [0.10916] [37] [1.31166] [5] [0.11583] [38] [1.48250] [6] [0.12166] [39] [1.67916] [7] [0.12916] [40] [1.90166] [8] [0.13750] [41] [2.14666] [9] [0.14583] [42] [2.41583] [10] [0.15083] [43] [2.71333] [11] [0.15583] [44] [3.04750] [12] [0.16166] [45] [3.43083] [13] [0.16750] [46] [3.87583] [14] [0.17500] [47] [4.38416] [15] [0.18333] [48] [4.96583] [16] [0.19416] [49] [5.64000] [17] [0.21000] [50] [6.42333] [18] [0.23000] [51] [7.33083] [19] [0.25083] [52] [8.37666] [20] [0.27250] [53] [9.56833] [21] [0.29333] [54] [10.88750] [22] [0.31250] [55] [12.30583] [23] [0.33250] [56] [13.79083] [24] [0.35416] [57] [15.29666] [25] [0.38083] [58] [16.79500] [26] [0.41416] [59] [18.24416] [27] [0.45833] [60] [19.57583] [28] [0.50916] [61] [20.96666] [29] [0.56750] [62] [22.58583] [30] [0.63083] [63] [24.32416] [31] [0.69916] [64] [26.18833] [32] [0.77166] [65] [28.14000] [33] [0.85166] [66] [30.07416] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4C [XXXX XXX] Contract Year Maximum Monthly Rate Contract Year Maximum Monthly Rate [67] [31.92166] [77] [52.58000] [68] [33.75166] [78] [55.37750] [69] [35.53083] [79] [58.31750] [70] [37.22750] [80] [61.40583] [71] [38.80833] [81] [64.64833] [72] [40.52583] [82] [68.05000] [73] [42.69833] [83] [71.61666] [74] [44.98416] [84] [75.35083] [75] [47.38916] [85] [79.25666] [76] [49.91916] [86] [83.33333] We may charge less than the maximum monthly rates. From time to time, we may change the rates we charge. We describe a number of the elements we use to determine such changes under General Provisions. These values are determined as described in the Basis of Computation provision, using the Mortality Table and Interest Rate shown here: Mortality Table: [Commissioners 2017 Standard Ordinary Smoker and Nonsmoker Ultimate Mortality Table] Effective Interest Rate: [1.00%] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4D [XXXX XXX] [Table of Maximum Monthly Insurance Rates per $1,000 of Net Amount at Risk for Rider to Provide Acceleration of Death Benefit] [Contract Year Maximum Monthly Rate Contract Year Maximum Monthly Rate [1] [0.00494] [34] [0.21745] [2] [0.00621] [35] [0.23899] [3] [0.00812] [36] [0.25770] [4] [0.00952] [37] [0.27691] [5] [0.01073] [38] [0.29716] [6] [0.01185] [39] [0.31849] [7] [0.01299] [40] [0.34140] [8] [0.01422] [41] [0.37314] [9] [0.01559] [42] [0.41205] [10] [0.01699] [43] [0.45515] [11] [0.01898] [44] [0.50261] [12] [0.02124] [45] [0.55412] [13] [0.02368] [46] [0.61763] [14] [0.02643] [47] [0.68991] [15] [0.02928] [48] [0.76481] [16] [0.03275] [49] [0.83968] [17] [0.03616] [50] [0.91457] [18] [0.03990] [51] [1.02352] [19] [0.04410] [52] [1.11368] [20] [0.04856] [53] [1.21063] [21] [0.05344] [54] [1.31364] [22] [0.05891] [55] [1.43422] [23] [0.06494] [56] [1.54594] [24] [0.07191] [57] [1.66109] [25] [0.07956] [58] [1.77966] [26] [0.08817] [59] [1.90165] [27] [0.09797] [60] [2.02708] [28] [0.10864] [61] [2.15596] [29] [0.12014] [62] [2.28821] [30] [0.18179] [63] [2.42391] [31] [0.16842] [64] [2.37543] [32] [0.18326] [65] [2.32793] [33] [0.19965] [66] [2.28137] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4E [XXXX XXX] [Contract Year Maximum Monthly Rate Contract Year Maximum Monthly Rate [67] [2.23574] [77] [1.82676] [68] [2.19103] [78] [1.79022] [69] [2.14720] [79] [1.75443] [70] [2.10426] [80] [1.71933] [71] [2.06218] [81] [1.68495] [72] [2.02093] [82] [1.65125] [73] [1.98051] [83] [1.61823] [74] [1.94091] [84] [1.58587] [75] [1.90209] [85] [1.55414] [76] [1.86405] [86] [1.52306] We may charge less than the maximum monthly rates. From time to time, we may change the rates we charge. We describe a number of the elements we use to determine such changes under General Provisions.] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4F [XXXX XXX] [Table of Additional Amount Factors for Rider for Payment of an Additional Amount Upon Surrender] [Contract Year Factor 1 [1.20000] 2 [1.10000] 3 [0.90000] 4 [0.60000] 5 [0.30000] 6 [0.05000] 7 and later [0.00000] ] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4G [XXXX XXX] Table of Attained Age Factors These factors are used to determine your death benefit as described under Death Benefit Provisions. These factors apply during each contract year. Contract Year Factors Contract Year Factors [1] [2.50] [31] [1.20] [2] [2.50] [32] [1.19] [3] [2.50] [33] [1.18] [4] [2.50] [34] [1.17] [5] [2.50] [35] [1.16] [6] [2.50] [36] [1.15] [7] [2.43] [37] [1.13] [8] [2.36] [38] [1.11] [9] [2.29] [39] [1.09] [10] [2.22] [40] [1.07] [11] [2.15] [41] [1.05] [12] [2.09] [42] [1.05] [13] [2.03] [43] [1.05] [14] [1.97] [44] [1.05] [15] [1.91] [45] [1.05] [16] [1.85] [46] [1.05] [17] [1.78] [47] [1.05] [18] [1.71] [48] [1.05] [19] [1.64] [49] [1.05] [20] [1.57] [50] [1.05] [21] [1.50] [51] [1.05] [22] [1.46] [52] [1.05] [23] [1.42] [53] [1.05] [24] [1.38] [54] [1.05] [25] [1.34] [55] [1.05] [26] [1.30] [56] [1.05] [27] [1.28] [57] [1.04] [28] [1.26] [58] [1.03] [29] [1.24] [59] [1.02] [30] [1.22] [60] [1.01] TABLE(S) CONTINUED ON NEXT PAGE

PROCESSING DATE: [XXX XX, XXXX] POLICY NO. [XX XXX XXX] TABLE(S) CONTINUED ICC23-VUL-CD Page 4H [XXXX XXX] Contract Year Factors Contract Year Factors [61] [1.00] [75] [1.00] [62] [1.00] [76] [1.00] [63] [1.00] [77] [1.00] [64] [1.00] [78] [1.00] [65] [1.00] [79] [1.00] [66] [1.00] [80] [1.00] [67] [1.00] [81] [1.00] [68] [1.00] [82] [1.00] [69] [1.00] [83] [1.00] [70] [1.00] [84] [1.00] [71] [1.00] [85] [1.00] [72] [1.00] [86] [1.00] [73] [1.00] [87] [1.00] [74] [1.00] END OF TABLE(S)

ICC23-VUL Page 5 DEFINITIONS We, our, us, the Company and Pruco Life. - Pruco Life Insurance Company. You and Your. - The owner(s) of the contract. Insured. - The person named as the Insured on the first page. He or she need not be the owner. SEC. - The Securities and Exchange Commission. Issue Date. - The contract date shown on the first page. Anniversary or Contract Anniversary. - The same day and month as the contract date in each later year. Contract Year. - A year that starts on the contract date or on an anniversary. Attained Age. - The Insured's attained age at any time is the issue age plus the number of completed years since the contract date. You will find the Insured's issue age near the top of page 3. Monthly Date. - The contract date and the same day as the contract date in each later month. Company Representative. - Pruco Life licensed producers and brokers authorized to sell Pruco Life products. THE CONTRACT Entire Contract This policy and any attached copy of a rider, endorsement and application, including an application requesting a change, form the entire contract. We assume that all statements in an application are made to the best of the knowledge and belief of the person(s) who make them; in the absence of fraud, they are deemed to be representations and not warranties. We rely on those statements when we issue the contract and when we change it. We will not use any statement, unless made in an application, to try to void the contract, to contest a change, or to deny a claim. Contract Modifications Only a Pruco Life officer with the rank or title of vice president, or above, may agree to modify this contract, and then only in writing. Incontestability Except for non-payment of enough premium to prevent your policy from lapsing (see Default), we will not contest this contract after it has been in force during the Insured's lifetime for two years from the Issue Date. We will not contest this contract for statements made in an application for reinstatement after the policy has been in force and the Insured has been alive for two years from the date of reinstatement. .

ICC23-VUL Page 6 OWNERSHIP Unless a different owner is named in the application, the owner of the contract is the Insured. If a different owner is named, we will show that owner in an endorsement to the contract. This ownership arrangement will remain in effect unless you ask us to change it. You may change the ownership of the contract by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request in a form that meets our needs, and the contract if we ask for it, we will file and record the change at our Home Office, and unless a different future effective date is specified by you, it will take effect on the date you signed the request. Any rights created by your request will not apply to any payments we have made or actions we have taken before the request was received and recorded at our Home Office. If you request an effective date after the date we have received and recorded your request, any rights created by your request will not apply to any payments we have made or actions we have taken prior to your chosen effective date. If the owner is a joint owner, all rights under this contract will be equally shared. If there is a contingent owner, all rights under this policy will remain with the primary owner during the primary owner's lifetime. While the Insured is living, the owner alone is entitled to any contract benefit and value, and to the exercise of any right and privilege granted by the contract or by us. DEATH BENEFIT PROVISIONS We will pay a benefit to the beneficiary at the Insured's death if this contract is in force at the time of that death; that is, if it has not been surrendered and it is not in default past the grace period. If the contract is not in default, the amount we will pay will be the death benefit determined as of the date of the Insured's death reduced by any contract debt (described under Loans). If the contract is in default, and the Insured's death occurs in the grace period (described under Default), we will pay the death benefit reduced by any contract debt and the amount needed to pay charges through the date of death. Payments received after the Insured's date of death will be returned. Charges will not be deducted for any period after the Insured's date of death. If the Insured's death occurs past the grace period, no death benefit is payable. Death Benefit This contract has a Type A or Type B death benefit. We show the type of death benefit that applies to this contract under Type of Death Benefit. If this contract has a Type A death benefit, the death benefit on any date is equal to the greater of: (1) the basic insurance amount, and (2) the contract fund before deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. If this contract has a Type B death benefit, the death benefit on any date is equal to the greater of: (1) the basic insurance amount plus the contract fund before deduction of any monthly charges due on that date, and (2) the contract fund before deduction of any monthly charges due on that date, multiplied by the attained age factor that applies. For the purpose of computing the death benefit, if the contract fund is less than zero we will consider it to be zero. Your basic insurance amount and attained age factors are shown in the contract data pages.

ICC23-VUL Page 7 Additional Death Benefits This contract may provide additional benefits, which may be payable on an Insured's death. If it does, they will be listed on a contract data page, and a form describing the benefit will be included in this contract. Any such benefit will be payable only if the contract has not been surrendered and is not in default past the grace period at the time of the death. Method of Payment You may choose to have any death benefit paid in a single sum or under one of the optional modes of settlement shown in the Settlement Options provision. Suicide Exclusion If the Insured, whether sane or insane, dies by suicide within two years from the Issue Date or any shorter period as may be required by applicable law in the state where the policy is delivered or issued for delivery, this contract will end without any death benefit paid, and we will return the premiums paid, less any contract debt, and less any withdrawals. If the Insured, whether sane or insane, dies by suicide within two years from the effective date of this policy's reinstatement or any shorter period as may be required by applicable law in the state where the policy is delivered or issued for delivery, this contract will end without any death benefit paid and we will return the reinstatement charge and any premiums paid after the reinstatement date, less any contract debt, and less any withdrawals. Interest on Death Benefit Any death benefit described above that is requested as a single sum will be credited with interest from the date of death at a rate at least equal to the effective annual rate declared by us for funds left on deposit. We will use the rate that is in effect on the date of death. Interest shall accrue on the death benefit at the rate described above plus additional interest at a rate of 10% annually beginning 31 calendar days from the latest of the following dates: (a) the date that we have received due proof of the death of the Insured; (b) the date we receive all the information we need to be able to determine the beneficiary(ies) and what we owe them; and (c) the date that any legal impediments to the payment of the death benefit have been resolved. Such legal impediments may include, but are not limited to, the establishment of legal guardians, appointment of trustees or executors, and the need for additional information required by state and federal reporting requirements. We may credit additional interest in accordance with our current guidelines or applicable law at the time of claim. DECREASE IN BASIC INSURANCE AMOUNT You may decrease the basic insurance amount, subject to our approval and all these conditions and the paragraphs that follow: 1. You must ask for the decrease in a form that meets our needs. 2. The amount of the decrease must be at least equal to the minimum decrease in basic insurance amount shown under Contract Limitations in the contract data pages. 3. The basic insurance amount after a decrease must be at least equal to the minimum basic insurance amount shown under Contract Limitations in the contract data pages.

ICC23-VUL Page 8 4. If we ask you to do so, you must send us the contract to be endorsed. 5. The contract must not be in default. 6. You may not decrease the basic insurance amount if any surrender charge on the decrease exceeds the amount in your contract fund less the administrative charge (shown under Adjustments to the Contract Fund) for the decrease. We may decline the decrease if we determine it would cause the contract to fail to qualify as life insurance under the applicable tax law. A decrease will take effect only if we approve your request for it at our Home Office and will take effect on the date we approve it. If we approve the decrease, we will recompute the contract's charges and values in the appropriate tables. A decrease in the basic insurance amount may also affect the amount of any extra benefits this contract might have. We will send you new contract data pages showing the amount and effective date of the decrease and the recomputed charges and values. If the Insured is not living on the effective date, the decrease will not take effect. We may deduct the administrative charge (shown under Adjustments to the Contract Fund) for the decrease. Surrender Charge on Decreases We will reduce the basic insurance amount by the amount of the decrease. The surrender charge threshold is the lowest basic insurance amount since the contract was issued. If the basic insurance amount after the decrease is above the surrender charge threshold, we will not impose a surrender charge. To determine the surrender charge deducted from the contract fund when the new basic insurance amount is below the threshold, we multiply the surrender charge (see Schedule of Maximum Surrender Charges) by the difference between the threshold amount and the new basic insurance amount, and divide by the threshold amount. COST OF INSURANCE On each monthly date, we will deduct a charge for the cost of insurance from the contract fund. To determine the maximum charge for the cost of insurance, we use the following method: We determine the maximum cost of insurance rate for the basic insurance amount shown in the contract data pages using the maximum monthly rate shown under the Table of Maximum Monthly Insurance Rates. We then multiply the rate by the net amount at risk (see Contract Fund) divided by $1,000 to compute the maximum charge for the cost of insurance. For the purpose of computing the net amount at risk, if the contract fund is less than zero, we will consider it to be zero. CHANGING THE TYPE OF DEATH BENEFIT This contract has a Type A or Type B death benefit (see Death Benefit). Subject to our approval, you may change the type of death benefit. We will adjust the basic insurance amount so that the death benefit immediately after the change will remain the same as the death benefit immediately before the change. If the change in the type of death benefit results in a reduction in the basic insurance amount, the basic insurance amount after the decrease must be at least equal to the minimum basic insurance amount, which we show under Contract Limitations in the contract data pages. We may deduct from the contract fund the administrative charge shown for decreases in the basic insurance amount under Adjustments to the Contract Fund. We may deduct from the contract fund a surrender charge for a reduction in the basic insurance amount as described in the Decrease in Basic Insurance Amount provision. Type A to B If you are changing from a Type A to a Type B death benefit, we will reduce the basic insurance amount by the contract fund on the date the change takes effect. Type B to A If you are changing from a Type B to a Type A death benefit, we will increase the basic insurance amount by the contract fund on the date the change takes effect.

ICC23-VUL Page 9 A change in the type of death benefit will take effect only if we approve your request at our Home Office. If we approve the change, we will recompute the contract's charges, values and limitations shown in the contract data pages. The change will take effect on the monthly date that coincides with or next follows the date we approve your request. We will send you new contract data pages showing the amount and effective date of the change in basic insurance amount and the recomputed charges, values and limitations. Your request for a change must be in a form that meets our needs. We may require you to send us this contract before we make the change. BENEFICIARY You may designate or change a beneficiary by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. If we receive your request, and the contract if we ask for it, we will file and record the change at our Home Office and, unless a different future effective date is specified by you, it will take effect on the date you signed the request. Any rights created by your request will not apply to any payment(s) we have made or actions we have taken before your request was received and recorded. If you request an effective date after the date we have received and recorded your request, any rights created by your request will not apply to any payments we have made or actions we have taken prior to your chosen effective date. Any beneficiary's interest is subject to the rights of any assignee we know of. When a beneficiary is designated, any relationship shown is to the Insured, unless otherwise stated. To show priority, we will use numbered classes, so that the class with first priority is called class 1, the class with next priority is called class 2, and so on. When we use numbered classes, these statements apply to beneficiaries unless the form states otherwise: 1. One who survives the Insured will have the right to be paid only if no one in a prior class survives the Insured. 2. One who has the right to be paid will be the only one paid if no one else in the same class survives the Insured. 3. Two or more in the same class who have the right to be paid will be paid in equal shares. 4. If none survives the Insured, we will pay in one sum to the Insured's estate. Before we make a payment, we have the right to decide what proof we need of the identity, age, or other facts about any persons designated as beneficiaries. If beneficiaries are not designated by name and we make payment(s) based on that proof, we will not have to make the payment(s) again. PREMIUM PAYMENT Payment of Premiums The minimum initial premium shown in the contract data pages is due on or before the contract date. There is no insurance under this contract until that premium is paid. We may require an additional premium if adjustments to premium payments plus any contract fund charges due on or before the payment date exceed the minimum initial premium. Subject to the limitations below, additional premiums may be paid at any time during the Insured's lifetime up to attained age 121 as long as the contract is not in default beyond the grace period. A premium may be paid at our Home Office or to any of our authorized representatives. We will give a signed receipt upon request. The minimum premium we will accept is shown on a contract data page. We have the right to refuse to accept a premium payment that would in our opinion cause this contract to fail to qualify as life insurance under applicable tax law. We will refund the excess of any premium payment made over the maximum amount that could be paid without disqualifying the policy as life insurance under Section 7702 of the Internal Revenue Code. However, the premium shall not be refunded if it is necessary to continue insurance coverage. We also have the right to refuse to accept any payment that increases the death benefit by more than it increases the contract fund.

ICC23-VUL Page 10 While a loan exists, we will treat the amounts you pay as premiums unless you submit to us a written request that they be treated as loan repayments. Net Premium Amount The net premium amount is the portion of each premium you pay that we add to the contract fund. It is equal to the premium paid minus the adjustments to premium payments shown on a contract data page. Crediting the Initial Premium Payment If we receive the first premium payment on or before the contract date, we will credit the net premium amount to the contract fund on the contract date. If we receive the first premium payment after the contract date, we will credit the net premium amount to the contract fund on the date we receive your payment. Allocations We will allocate 100% of any net premium into the Money Market Investment Option until the tenth day after you receive this contract. At the end of that day we will re-allocate the amount in the Money Market Investment Option in accordance with the Payment Allocation Instructions shown in the contract data pages or your most current Payment Allocation Instructions on file with us. You may allocate all or a part of your net premium amount to one or more of the variable investment and fixed rate options listed in the contract data pages. You may choose to allocate nothing to a particular variable investment or fixed rate option. You may not choose a fractional percentage. The Payment Allocation Instructions are shown on a contract data page. You may change the allocation for future net premium amounts at any time if the contract is not in default. To change your allocation, simply notify us in a form that meets our needs. The change will take effect on the date we receive your notice; we will send you a confirmation of the transaction. CONTRACT FUND When you make your first premium payment, the net premium amount, less any charges due on or before that day, becomes your contract fund. Amounts are added to and subtracted from the contract fund as shown under Adjustments to the Contract Fund in the contract data pages. The contract fund is used to pay charges under this contract and will determine, in part, whether this contract will remain in force or go into default. The contract fund is also used to determine your loan and surrender values, the amount you may withdraw, and the death benefit. Cash Value The cash value at any time is the contract fund less any surrender charge. We show the maximum surrender charge in the Schedule of Maximum Surrender Charges. Net Cash Value The net cash value at any time is the cash value less any contract debt. If the contract is in default, the net cash value is zero.

ICC23-VUL Page 11 Net Amount at Risk The net amount at risk is used to determine the cost of insurance as described under Adjustments to the Contract Fund. It is equal to the death benefit (see Death Benefit) discounted for one month of interest, minus the contract fund. For the purpose of computing the net amount at risk, if the contract fund is less than zero we will consider it to be zero. The annual effective interest rate used to calculate the one month of interest discounting is shown on the Contract Data pages. Valuation of Variable Investment Options Amounts allocated to a variable investment option are converted to a number of units. The number of units added to each variable investment option is determined by dividing the amount allocated to each variable investment option by the dollar value of one unit for such variable investment option. Amounts taken from each variable investment option decrease the number of units in each variable investment option. The number of units subtracted from each variable investment option is determined by dividing the amount taken from the variable investment option by the dollar value of one unit for such variable investment option. The unit value for each variable investment option will vary to reflect the investment experience of the applicable fund and will be determined on each valuation day by multiplying the unit value of the particular variable investment option on the preceding valuation day by a net investment factor for that variable investment option for the valuation period then ended. The valuation day is any date on which the New York Stock Exchange is open for trading and the variable investment option is valued. The valuation period is the period of time from the close of the immediately preceding valuation day to the close of the current valuation day. The net investment factor for each of the variable investment options is equal to: 1. the net asset value per share of the corresponding fund at the end of the valuation period (plus the per share amount of any dividend or capital gain distributions paid by that fund in the valuation period then ended); divided by 2. the net asset value per share of the corresponding fund determined as of the end of the immediately preceding valuation period; minus 3. the daily portion of the mortality and expense risk charge shown in the contract data pages assessed during the valuation period. The net investment factor may be greater or less than one. Therefore, the value of a unit may increase or decrease. If the New York Stock Exchange is closed (except for holidays or weekends) or trading is restricted due to an existing emergency as defined by the Securities and Exchange Commission so that we cannot value the variable investment options, we may postpone all transactions which require valuation of the variable investment option until valuation is possible. DEFAULT Excess Contract Debt Default If your policy has an outstanding loan and if contract debt ever grows to be equal to or more than the cash value, the contract will have excess contract debt and will be in default. Cash Value Default On each monthly date, we will determine the cash value. If the cash value is greater than zero and the contract has no excess contract debt, the contract will remain in force until the next monthly date. If the cash value is zero or less, the contract is in default, unless it remains in force under the No-Lapse Guarantee.

ICC23-VUL Page 12 Notice of Default If the contract is in default, we will mail you a notice stating the amount we will need to keep the contract in force. That amount will equal a premium which we estimate will keep the contract in force for three months from the date of default. We grant a 61-day grace period from the date we mail the initial notice to pay this amount. The contract will remain in force during this period. If that amount is not paid to us or postmarked by the end of the 61-day grace period, the contract will end and have no value. At least 30 days prior to termination of coverage, we will send another notice to your last known address reiterating the amount you must pay to bring the policy out of default. We will also send a notice to any assignee of record at least 30 days prior to termination of coverage. LIMITED NO-LAPSE GUARANTEE On each monthly date during the No-Lapse Guarantee period shown under the Table of No-Lapse Guarantee Values, and while the contract is in force, we will: 1. Accumulate premium payments; 2. Accumulate any withdrawal amounts; and 3. If the contract was previously reinstated (see Reinstatement), determine the amount of any loan at the time of default. We then subtract amounts 2 and 3 from amount 1 and compare the result to the values shown in or derived from the Table of No- Lapse Guarantee Values for such monthly date. If the result is equal to or greater than the appropriate value and the contract has no excess contract debt, the contract will remain in force until the next monthly date. If the result is less than the appropriate value and any of the events described under Default have occurred, the contract is in default as described under Default. The No-Lapse Guarantee will not prevent the contract from being in default for excess contract debt. The Table of No-Lapse Guarantee Values shows such values on contract anniversaries. On a date that falls between two anniversaries, the value will fall between the values for those anniversaries considering the time that has passed since the last anniversary. The policy's cash value at the end of the Limited No-Lapse Guarantee period may be insufficient to keep the policy in force unless an additional premium payment is made at that time (see Default). PERSISTENCY CREDIT On each monthly date after this contract has been in force for the period shown in the contract data pages and is not in default, we may add a persistency credit to the contract fund. The persistency credit is calculated based on the unloaned portion of the contract fund. Such credit is a result of a reduction in the interest margin for profit and expenses. The persistency credit is not guaranteed. We reserve the right to discontinue the persistency credit at any time. Any persistency credit is nonforfeitable after crediting except indirectly due to surrender charges. Allocation of Persistency Credit We will allocate any persistency credit to the variable investment and fixed rate option using your payment allocation instructions for future premium payments on file as of the monthly date.

ICC23-VUL Page 13 REINSTATEMENT If this contract ends without value, as described under Default, you may reinstate it. The following conditions must be satisfied: 1. The contract must not have been in default for more than 5 years. 2. You must prove to us that the Insured is insurable for the contract at the same rating class that applied at the expiration of the grace period. 3. You must pay us a premium that we estimate will be sufficient, after deduction of the charges shown under Adjustments to the Premium, to cover: (a) an amount, if any, required to bring the net cash value to zero when the grace period expired, plus (b) the deductions from the contract fund for three monthly dates starting on the date of reinstatement. Required payment amounts will reflect any charges due and unpaid from the period during which the policy was supported by a no-lapse guarantee in addition to charges due and unpaid during the grace period. 4. Accrued loan interest due when the grace period expired, if any, must also be paid. Any remaining contract debt on the date of default will be canceled and will not be reinstated. The date of reinstatement will be the date we approve your request. Upon approval, we will deduct all required charges from your payment and put the balance in your contract fund. We will also credit the contract fund with a refund of that part of any surrender charge deducted at the expiration of the grace period which would have been charged if the contract were surrendered immediately after reinstatement. Following reinstatement, all policy charges resume based upon the current contract year and attained age of the Insured. SEPARATE ACCOUNT Separate Account The words "separate account", when we use them in this contract without qualification, mean any separate account we establish to support variable life insurance contracts like this one. We list the separate account(s) available to you in the contract data pages. We may establish additional separate accounts. We will notify you within one year if we do so. Variable Investment Options A separate account may offer one or more variable investment options. We list them in the contract data pages. When permitted by law and subject to any required notice to you and approval by regulatory authorities or contract owners, we have the right to make the following changes: establish additional variable investment options; substitute, merge or eliminate existing variable investment options; restrict premium payments or transfers into any variable investment option; and close existing variable investment options to new investments. Income and realized and unrealized gains and losses from assets in each variable investment option are credited to, or charged against, that variable investment option. This is without regard to income, gains, or losses in other variable investment options. Separate Account Investments We may invest the assets of different separate accounts in different ways. But we will do so only with the consent of the SEC and, where required, of the insurance regulator of our state of domicile and/or where this contract is delivered. The process for obtaining consent is on file, where required, with the insurance regulator of our state of domicile and/or where this contract is delivered. The portion of assets of the separate account equal to the reserves and other contract liabilities with respect to the account shall not be charged with liabilities arising out of any other business we may conduct. The assets of the separate account shall be available to cover the liabilities of the general account only to the extent that the assets exceed the liabilities of the separate account arising under the variable life insurance policies supported by the separate account.

ICC23-VUL Page 14 We will determine the value of the assets in each separate account registered with the SEC under the Investment Company Act of 1940 and any variable investment option on each day the New York Stock Exchange is open for business (see Valuation of Variable Investment Options). FIXED OPTIONS We list any fixed option available to you in the contract data pages. We may establish additional fixed options. We will notify you within one year if we do so. As stated under Adjustments to the Contract Fund, we credit fixed options with guaranteed interest, and we may also credit them with excess interest, no less frequently than annually. Any excess interest credited is nonforfeitable after crediting except indirectly due to surrender charges. TRANSFERS You have the right to transfer amounts into or out of variable investment options and into any fixed option up to twelve times in each contract year without charge if the contract is not in default. Additional transfers may be made during each contract year, but only with our consent. We may charge for additional transfers as we state under Adjustments to the Contract Fund. Transfers out of any fixed option may be made only with our consent. We may restrict the number, timing and amount of transfers in accordance with our rules if your transfer activity is determined by us to be disruptive to the variable investment option or to the disadvantage of other contract owners. We may prohibit transfer requests made by an individual acting under a power of attorney on behalf of more than one contract owner. To make a transfer, you must ask us in a form that meets our needs. Unless otherwise restricted, the transfer will take effect on the date we receive your notice at our Home Office. SURRENDER You may surrender this contract for its net cash value (see Contract Fund). To do so, you must ask us in a form that meets our needs. We may require you to send us the contract. We will usually pay any net cash value within seven days after we receive your request and the contract (if we require it) at our Home Office. But we have the right to postpone paying you the part of the net cash value that is to come from any variable investment option provided by a separate account registered under the Investment Company Act of 1940 if: (1) the New York Stock Exchange is closed; or (2) the SEC requires that trading be restricted or declares an emergency. We have the right to postpone paying you the remaining net cash value that is to come from any fixed option for up to six months. Any net cash value available under the contract at any time other than on a contract anniversary will be calculated with allowance for lapse of time from the last preceding contract anniversary.

ICC23-VUL Page 15 WITHDRAWALS You may make withdrawals from the contract subject to all these conditions and the paragraph that follows: 1. You must ask for the withdrawal in a form that meets our needs. 2. The contract fund less any surrender charge and less any contract debt after withdrawal may not be less than or equal to zero after deducting (a) any charges associated with the withdrawal and (b) an amount that we estimate will be sufficient to cover the contract fund deductions for two monthly dates following the date of withdrawal. 3. You may not withdraw less than the minimum amount shown under Contract Limitations. 4. The basic insurance amount after withdrawals must be at least equal to the minimum basic insurance amount shown under Contract Limitations. Any amount withdrawn may not be repaid except as a premium subject to charges. Effect on Contract Fund On the date we approve your request, we will reduce your contract fund by the withdrawal amount and the charges listed under Adjustments to the Contract Fund. Unless you request otherwise and we agree, we will take any withdrawal proportionately from all investment and fixed options that apply to the contract. We may charge an administrative fee as stated under Adjustments to the Contract Fund. Effect on Basic Insurance Amount If you have a Type B death benefit, withdrawals will not affect the basic insurance amount. If you have a Type A death benefit and the withdrawal would cause the net amount at risk (see Contract Fund) to increase, we will reduce the basic insurance amount and, consequently, your death benefit to offset this increase. The reduction in the basic insurance amount will never be more than the withdrawal amount. If we reduce the basic insurance amount, we will recompute the contract's charges, values and limitations. We will send you new contract data pages showing these changes. We may also deduct a surrender charge from the contract fund as described in the Decrease in Basic Insurance Amount provision. We will usually pay any withdrawal amount within seven days after we receive your request at our Home Office, but we have the right to postpone paying you the part of the withdrawal amount that is to come from any variable investment option provided by a separate account registered under the Investment Company Act of 1940 if: (1) the New York Stock Exchange is closed; or (2) the SEC requires that trading be restricted or declares an emergency. We have the right to postpone paying you the remaining withdrawal amount that is to come from any fixed option for up to six months. LOANS Subject to the requirements of this provision, you may at any time borrow any amount up to the current loan value less any existing contract debt. Loan Value If the contract is not in default, the loan value at any time is equal to the sum of (a) 99% of the cash value attributable to the variable investment options, and (b) the balance of the cash value. If the contract is in default, it has no loan value.

ICC23-VUL Page 16 Contract Debt Contract debt at any time means the loan on the contract at that time, plus the interest we have charged that is not yet due and that we have not yet added to the loan. Loan Requirements For us to approve a loan, the following requirements must be met: you must assign this contract to us as sole security for the loan, the Insured must be living, and the resulting contract debt must not be more than the loan value. If there is already contract debt when you borrow from us, we will add the new amount you borrow to that debt. Interest Charge We will charge interest daily on any loan. Interest is due on each contract anniversary, or when the loan is paid back, whichever comes first. If interest is not paid when due, we will increase the loan amount by any unpaid interest. Except as stated below, we charge interest at an effective annual rate shown under Loan Interest Rate in the contract data pages. Preferred Loans On and after the 10th contract anniversary, all new and existing loans will be considered to be Preferred Loans. Preferred Loans are charged interest at an effective annual rate shown under Preferred Loan Interest Rate in the contract data pages. Effect on Contract Fund When you take a loan, the amount of the loan continues to be a part of the contract fund and is credited with interest as described in the contract data pages. We will reduce the portion of the contract fund allocated to the investment and fixed options by the amount you borrow, and by loan interest that becomes part of the loan if it is not paid when due. Unless you request otherwise, we will take any loan proportionately from all investment and fixed options, based on the loanable value available in each investment and fixed option. On each monthly date, if there is a contract loan outstanding at any time during the previous month, we will increase the portion of the contract fund in the investment and fixed options by interest credits accrued on the loan since the last monthly date. When you repay all or part of a loan, we will increase the portion of the contract fund in the investment and fixed options by the amount of that repayment. To do this, we will use your payment allocation instructions on file as of the loan payment date. We will also decrease the portion of the contract fund on which we credit the guaranteed interest rate as described in the contract data pages by the amount of loan you repay. We will not increase the portion of the contract fund allocated to the investment and fixed options by loan interest that is paid before we make it part of the loan. We reserve the right to change the manner in which we allocate loan repayments. If we make such a change, we will do so for all contracts like this one. We will send you notice of any change. If a loan results in a transfer out of a fixed option, we reserve the right to apply loan repayments to that same fixed option when the loan is repaid. We will usually pay any loan amount within seven days after we receive your request at our Home Office. But we have the right to postpone paying you the part of the loan amount that is to come from any variable investment option provided by a separate account registered under the Investment Company Act of 1940 if: (1) the New York Stock Exchange is closed; or (2) the SEC requires that trading be restricted or declares an emergency. We have the right to postpone paying you the remaining loan amount that is to come from any fixed option for up to six months, except for any loan made to pay premiums due on any contracts you have with us.

ICC23-VUL Page 17 GENERAL PROVISIONS Conformity with Interstate Insurance Product Regulation Commission Standards The provisions of this contract were approved and issued under the authority of the Interstate Insurance Product Regulation Commission. Any provision of the policy that on the provision's effective date is in conflict with the applicable Interstate Insurance Product Regulation Commission standards for this product type in effect as of the provision's effective date of Commission policy approval will hereby be amended to conform to the applicable Interstate Insurance Product Regulation Commission standards in effect as of the provision's effective date of Commission policy approval. Annual Report Once each contract year we will send you, without charge, a report. It will show: the current death benefit; the amount of the contract fund, if any, in each investment and fixed option at the beginning and at the end of the current report period; the net cash value; any contract debt and the interest rate we are charging; premiums paid, interest credited, investment results, charges deducted, and withdrawals taken since the last report. The report will include the beginning and end dates of the current report, and may also show any other data that may be required where this contract is delivered. The annual report will indicate if the projected contract fund (assuming guaranteed interest and charges) will not be sufficient to maintain insurance in force until the end of the next reporting period unless further premium payments are made. You may also request an illustrative report once each contract year at no cost. We may charge a fee of up the amount shown in the contract data pages for providing additional illustrative reports. Payment of Death Claim If we settle this contract in one sum as a death claim we will usually pay the proceeds within seven days after we receive at our Home Office proof of the Insured's death and any other information we need to pay the claim. But we have the right to postpone paying the part of the proceeds that is to come from a variable investment option if: (1) the New York Stock Exchange is closed; or (2) the SEC requires that trading be restricted or declares an emergency. Currency Any money we pay, and that is paid to us, must be in United States currency. Any amount we owe will be payable at our Corporate Office. Misstatement of Age or Sex If the Insured's stated age and/or sex are not correct, we will change each benefit and any amount to be paid to what the most recent deductions from the contract fund would have provided at the Insured's correct age and/or sex. Assignment You may request an assignment of your contract by sending us a request in a form that meets our needs. We may ask you to send us the contract to be endorsed. We will not be deemed to know of an assignment unless we receive it, or a copy of it, at our Home Office. If we receive your request in a form that meets our needs, and the contract if we ask for it, we will file and record the assignment at our Home Office, and unless a different future effective date is specified by you, it will take effect on the date you signed the request. We are not obliged to determine that an assignment is valid or sufficient. Any rights created by your request will not apply to any payments we have made or actions we have taken before the assignment was received and recorded at our Home Office. If you request an effective date after the date we have received and recorded your request, any rights created by your request will not apply to any payments we have made or actions we have taken prior to your chosen effective date. This contract may not be assigned if such assignment would violate any federal, state, or local law or regulation prohibiting sex distinct rates for insurance. Change in Plan You may be able to have this contract changed to another plan of life insurance. Any change may be made only if we consent, and will be subject to conditions and charges that are then determined.

ICC23-VUL Page 18 Elements Subject To Change Subject to any guarantees shown in the contract data pages, we have the right to set and to change from time to time the following elements of the policy: (a) the charge for sales expenses and the premium-based administrative charge that are deducted from each premium paid; (b) the monthly insurance rates used to compute the charge for the cost of insurance, the daily mortality and expense charge against variable investment options, the monthly charges for administrative expenses and any charges for riders attached to your policy and other administrative charges that may be deducted from the contract fund; and (c) the rate of any excess interest credit and any persistency credit. We will not change any of the contract charges more frequently than once per year and we will not change the rate of any excess interest or the persistency credit more frequently than once per month. Any setting of or changes to any contract element described above will consider one or more factors such as, but not limited to, mortality, persistency, policy funding, net amount at risk, expenses, taxes, and investment earnings and profit. Changes will be based on our future expectations with respect to any one or more of the factors we use to determine such changes. Any changes in contract elements will be on a class basis as we determine. All changes will be determined only prospectively. Non-Participating This contract will not share in our profits or surplus earnings. We will pay no dividends on it. Applicable Tax Law This contract has been designed to satisfy the definition of life insurance for Federal income tax purposes under Section 7702 of the Internal Revenue Code of 1986, as amended. We reserve the right, however, to decline any change we determine would cause this contract to fail to qualify as life insurance under the applicable tax law. This includes changing the basic insurance amount, withdrawals, and changing the type of death benefit. We also have the right to change this contract, to require additional premium payments, or to make distributions from this contract to the extent necessary to continue to qualify this contract as life insurance. Finally, we reserve the right to take whatever action is necessary to prevent the contract from becoming a modified endowment contract under Section 7702A of the Internal Revenue Code of 1986 unless you have otherwise indicated to us in writing that you want a modified endowment contract. Age 121 We discontinue the monthly charges from the contract fund on the first contract anniversary on or following the Insured's 121st birthday. You may continue the contract after that anniversary and it will then continue to operate as described in its provisions (including the Death Benefit and Contract Fund provisions), although you may not make any premium payments except for amounts required to keep the policy in force under the grace period, and no monthly charges will be deducted from the Contract Fund. Loans, loan repayments, and withdrawals can continue to be made after age 121. Cash value default may not occur on or following such anniversary. Excess contract debt default may occur if contract debt ever grows to be equal to or more than the cash value (See Default). The contract may not qualify as life insurance under Federal tax law after the Insured has attained age 100 and may be subject to adverse tax consequences. A tax advisor should be consulted before you choose to continue the contract after the Insured reaches age 100.

ICC23-VUL Page 19 BASIS OF COMPUTATION Mortality Basis and Interest Rate We compute maximum monthly insurance rates using: 1. the Mortality Table shown below the Table of Maximum Monthly Insurance Rates per $1,000 of Net Amount at Risk on the contact data pages; 2. the issue age, sex, smoker and non-smoker status, and rating class of the Insured and the length of time since the contract date; 3. age last birthday; and 4. an effective annual interest rate shown below the Table of Maximum Monthly Insurance Rates per $1,000 of Net Amount at Risk on the contract data pages. Minimum Legal Values The cash surrender values provided by this contract are at least as large as those set by the National Association of Insurance Commissioners Variable Life Insurance Regulation, Model #270 using Actuarial Guideline XXIV. We have given the Interstate Insurance Product Regulation Commission a detailed statement of how we compute values and benefits. SETTLEMENT OPTIONS Options Described You may choose to have the proceeds (that is, any death benefit or any amount payable upon surrender of the contract) paid in a single sum or under one of the optional modes of settlement described below. If the person who is to receive the proceeds of this contract wishes to take advantage of one of these optional modes, we will furnish, on request, details of the options we describe below or any others we may have available at the time the proceeds become payable. Any annuity benefits, at the time they commence, will not be less than those that would be provided by the application of the proceeds to purchase a single consideration immediate annuity contract at purchase rates offered by the Company at the time to the same class of annuitants, whether the annuity benefits are payable in fixed or variable amounts or both, if the Company offers a single consideration annuity contract at the time to the same class of annuitants. Option 1 (Installments For A Fixed Period) We will make equal payments for up to 25 years. The Option 1 Table shows the minimum amounts we will pay. Option 2 (Life Income) We will make equal monthly payments for as long as the person on whose life the settlement is based lives, with payments certain for 120 months. The Option 2 Table shows the minimum amounts we will pay. However, we must have proof of the date of birth of the person on whose life the settlement is based. Option 3 (Interest Payment) We will hold an amount at interest. We will pay the interest annually, semi-annually, quarterly, or monthly.

ICC23-VUL Page 20 Option 4 (Installments of a Fixed Amount) We will make equal annual, semi-annual, quarterly, or monthly payments for as long as the available proceeds provide. Option 5 (Non-Participating Income) We will make payments like those of any annuity we then regularly issue that: (1) is based on United States currency; (2) is bought by a single sum; (3) does not provide for dividends; and (4) does not normally provide for deferral of the first payment. Each payment will be at least equal to what we would pay under that kind of annuity with its first payment due on its contract date. If a life income is chosen, we must have proof of the date of birth of any person on whose life the option is based. Option 5 cannot be chosen more than 30 days before the due date of the first payment. Interest Rate Payments under Options 1 and 4 will be calculated assuming an effective interest rate of at least 0.75% a year for periods less than 10 years and 1.5% a year for periods between 10 and 25 years. Payments under Option 3 will be calculated assuming an effective interest rate of at least 0.5% a year. For Option 2 we use the Annuity 2000 Mortality Table at 3% interest. The mortality rates used from this table are the ones for an age that is two years younger than the age of the person who is to receive the proceeds of this contract. We may include more interest.

ICC23-VUL Page 21 SETTLEMENT OPTIONS TABLES OPTION 1 TABLE OPTION 2 TABLE MINIMUM AMOUNT OF MONTHLY PAYMENT FOR EACH $1,000, THE FIRST PAYABLE IMMEDIATELY MINIMUM AMOUNT OF MONTHLY PAYMENT FOR EACH $1,000, THE FIRST PAYABLE IMMEDIATELY AGE LAST BIRTHDAY Male Female AGE LAST BIRTHDAY Male Female Number Monthly 5 $2.72 $2.68 48 $3.72 $3.51 of Years Payment and under 49 3.77 3.56 6 2.73 2.69 50 3.83 3.61 1 $83.62 7 2.74 2.69 51 3.88 3.66 2 41.97 8 2.75 2.70 52 3.95 3.71 3 28.08 9 2.76 2.71 53 4.01 3.76 4 21.14 10 2.77 2.72 54 4.08 3.82 5 16.97 11 2.78 2.73 55 4.15 3.88 12 2.79 2.74 56 4.22 3.94 6 14.20 13 2.80 2.75 57 4.30 4.01 7 12.22 14 2.82 2.76 58 4.38 4.08 8 10.73 15 2.83 2.77 59 4.47 4.16 9 9.57 16 2.84 2.78 60 4.56 4.24 10 8.96 17 2.85 2.79 61 4.66 4.32 18 2.87 2.80 62 4.76 4.41 11 8.21 19 2.88 2.81 63 4.87 4.50 12 7.58 20 2.89 2.83 64 4.98 4.60 13 7.05 21 2.91 2.84 65 5.10 4.71 14 6.59 22 2.93 2.85 66 5.23 4.82 15 6.20 23 2.94 2.87 67 5.36 4.94 24 2.96 2.88 68 5.49 5.06 16 5.85 25 2.98 2.90 69 5.64 5.19 17 5.55 26 3.00 2.91 70 5.78 5.33 18 5.27 27 3.01 2.93 71 5.94 5.48 19 5.03 28 3.03 2.94 72 6.10 5.63 20 4.81 29 3.06 2.96 73 6.26 5.79 30 3.08 2.98 74 6.43 5.96 21 4.62 31 3.10 3.00 75 6.60 6.14 22 4.44 32 3.13 3.02 76 6.78 6.33 23 4.28 33 3.15 3.04 77 6.95 6.52 24 4.13 34 3.18 3.07 78 7.13 6.71 25 3.99 35 3.21 3.09 79 7.31 6.92 36 3.23 3.11 80 7.49 7.12 For Years 1 through 9, 37 3.27 3.14 81 7.67 7.33 multiply the monthly amount 38 3.30 3.16 82 7.85 7.53 by 2.998 for quarterly, 39 3.33 3.19 83 8.02 7.73 5.991for semi-annual or 40 3.37 3.22 84 8.18 7.93 11.959 for annual. 41 3.40 3.25 85 8.33 8.12 42 3.44 3.29 86 8.48 8.29 For Years 10 through 25, 43 3.48 3.32 87 8.62 8.46 multiply the monthly amount 44 3.53 3.35 88 8.75 8.61 by 2.996 for quarterly, 45 3.57 3.39 89 8.87 8.75 5.981 for semi-annual or 46 3.62 3.43 90 8.98 8.88 11.919 for annual. 47 3.67 3.47 and over

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ICC23-VUL Page 24 Individual Flexible Premium Variable Universal Life Insurance Policy with Optional Indexed Feature. While policy values may be affected by an external index or indices, the general account of the policy does not directly participate in any stock or equity investment. Insurance payable only upon death. Cash values reflect premium payments, investment results, any interest credited to the fixed options, any persistency credit added, and charges. Non- participating.